Loan No. 7-500-411

           FIRST SUPPLEMENTAL MODIFICATION AND EXTENSION AGREEMENT


     THIS AGREEMENT, made this 5th day of May, 1995 by and between the PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation
(hereinafter called "Beneficiary") and THE GRAPE GROUP, a California Corporation, (hereinafter called "Owner"),

                                 WITNESSETH:

     WHEREAS, Owner is the fee simple owner of the real property legally described on Exhibit "B" attached hereto and by this reference made a part hereof (the "Premises"); and

     WHEREAS, Beneficiary is the owner and holder of a Promissory Note made by the Owner and dated September 30, 1986 (the "Note") in the original principal sum of THREE MILLION THREE HUNDRED FIFTY THOUSAND and No/100 (3,350,000.00) DOLLARS, which Note is secured by a Deed of Trust of even date therewith (the "Deed of Trust") executed by Owners and recorded in the Office of the Recorder of Kern County, California on September 30, 1986 in Book 5921, Page 2252 as Document No. 0441578 Pursuant to a Partial Reconveyance dated September 1, 1992 and recorded September 28, 1992, the real property legally described on Exhibit "A" attached hereto was released from the lien of the Deed of Trust. As of the date of this Agreement, the lien of the Deed of Trust covers and encumbers the Premises described on Exhibit "B." Exhibits "A" and "B" attached hereto are incorporated into this Agreement by this reference; and

     WHEREAS, the terms of the Note and Deed of Trust have previously been changed, altered, modified and extended pursuant to a Modification and Extension Agreement entered into by and between the parties on April 30, 1992 and filed for record in the office of the Recorder of Kern County, California on May 22, 1992 in Book 5577 at Page 1411 as Document No. 784220 (the "Prior Modification"); and

     WHEREAS, the Owner has requested that the Beneficiary agree to further change, alter, modify and extend the terms of the Note and Deed of Trust and the Beneficiary is willing to accommodate the request of Owner under the terms, provisions and conditions set forth below; and

     WHEREAS, Owner represents to Beneficiary that there is no second Deed of Trust or other subsequent lien now outstanding against the Trust Premises and that the lien of the Deed of Trust is a valid, first and subsisting lien on said Trust Premises and Owner acknowledges that the Beneficiary is relying upon these representations of Owner as an inducement to enter into this First Supplemental Modification and Extension Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and of other good and valuable consideration, the receipt and sufficiency of which is expressly acknowledged by each of the parties and upon the express conditions that the lien of the Deed of Trust held by Beneficiary is a valid, first and subsisting lien on said Trust Premises and that the execution of this Agreement will not impair the lien of the Deed of Trust and that, as represented to the Beneficiary by Owner, there is no existing second mortgage or other lien subsequent to the lien of the Deed of Trust held by Beneficiary nor any outstanding contract to purchase, (for breach of which conditions, or either of them, this Agreement shall, at Beneficiary's sole option, not take effect and shall be voidable and/or may be declared void and of no force and effect), IT IS HEREBY AGREED AS FOLLOWS:

     1. The foregoing Recitals are incorporated into and made a part of this Agreement by this reference.

     2. The terms, provisions and conditions of this Agreement shall supersede and take precedence over the terms, provisions and conditions of the Prior Modification dated April 30, 1992.

     3. Upon the Effective Date of this Agreement (defined below), the maturity date of the Note heretofore extended to September 30, 1997 by the Prior Modification is hereby further extended from September 30, 1997 to January 1, 2003.

     4. Upon the Effective Date, the interest rate set forth in the Note shall be increased from Eight (8%) per annum to Eleven and Six/Tenths (11.6%) per annum.

     5. Upon the Effective Date, the annual principal payment of Two Hundred Thousand and No/100 ($200,000.00) Dollars due from Owner to Beneficiary on December 31, 1994, December 31, 1995 and December 31, 1996 pursuant to the terms of the Note and Prior Modification shall be postponed and deferred to the maturity date of the Note, as extended by this Agreement, to January 1, 2003. Principal payments shall resume and become due and payable commencing on December 31, 1997 and continue annually thereafter until the maturity date. Interest payments required by the Note, as modified by this Agreement, are not postponed or deferred.

     6. Upon the Effective Date and upon receipt from Golden State Vintners ("GSV") of an executed Acknowledgement of Purchaser in the form provided by Exhibit "C" attached hereto and incorporated herein by this reference, Beneficiary shall consent to transfer of title to the Premises to GSV, without release of liability of Owner on the Note, provided, however, that a title company acceptable to Beneficiary issues an endorsement or title insurance policy, at

Owner's cost and expense, fully insuring Beneficiary as to the continuing enforceability and first lien priority of the Deed of Trust following recording of this Agreement and transfer of title to the Premises to GEV.

     7.   Upon the Effective Date, the provision of the Note which provides:

     "Privilege is reserved to make additional payments on the principal of this indebtedness in sums of $100 or multiples thereof on any date when interest becomes due and payable."

is deleted in its entirety and the terms, provisions and conditions for prepayments under the Note as contained on Exhibit "D" attached hereto and incorporated herein by this reference shall be substituted therefor.

     8. In the event that Owner has completed the grafting of the vineyard located on the Premises to the complete satisfaction of Beneficiary to be determined by Beneficiary within its sole and absolute discretion, then upon written request of Owner, Beneficiary agrees that the interest payment of $283,156.00 due December 31, 1995 may not be paid in cash but, instead, shall be added to the principal balance of the Note thereby creating a new loan balance of $2,724,156.00 as of December 31, 1995. Notwithstanding the foregoing, Owner may elect to pay Beneficiary the interest due as of December 31, 1995 whereupon the principal balance of the Note will not be increased.

     9. If any term, covenant, restriction or provision of this Agreement is determined to be void, invalid or unenforceable, the remainder of the terms, covenants, restrictions or provisions of this Agreement shall remain in full force and effect, and the provisions of the Note and/or Deed of Trust amended or modified by such void, invalid or unenforceable part hereof shall be reaffirmed and enforceable to the same extent as if this Agreement had not been executed.

     10. The parties mutually covenant and agree that, except as expressly modified herein, the Note and Deed of Trust shall remain in full force and effect, and all of the remaining terms and provisions of the Note and Deed of Trust are hereby ratified and confirmed.

     11. Notwithstanding the date upon which this Agreement is signed by each of the parties hereto, the terms, provisions and conditions hereof shall become binding and effective as of December 31, 1994 (the "Effective Date").

     12. The parties mutually covenant and agree, except as expressly modified by this Agreement, that:

Grape Group Supp.
Mod. and Ext. Agree.
04/04/95                              3

          (A) Owner hereby covenants, promises and agrees, restates and reaffirms Owner's obligation (i) to pay the Note at the times, in the manner and in all respects as therein provided; (ii) to perform each and all of the covenants, agreements and obligations in the Deed of Trust to be performed by Trustor therein, at the time, in the manner and in all respects as therein provided; and (iii) to be bound by each and all of the terms and provisions of the Note and Deed of Trust made, executed and delivered by Owner, recognizing, however, the payment modifications described in this Agreement.

          (B) All of the Premises shall remain, in all respects, subject to the lien, charge or encumbrance of the Deed of Trust, or conveyance of title (if any) affected thereby, and nothing herein contained, and nothing done pursuant hereto, shall affect or be construed to affect the lien, charge or encumbrance of, or warranty of title in, or conveyance effected by the Deed of Trust, or the priority thereof over other liens, charges, encumbrances or conveyances, or, except as expressly provided herein, to release or affect the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Note and/or Deed of Trust; nor shall anything herein contained or done in pursuance hereof affect or be construed to affect any other security or instrument, if any, held by Beneficiary as security for or evidence of the aforesaid indebtedness.

Grape Group Supp.
Mod. and Ext. Agree.
04/04/95                              4

     IN WITNESS WHEREOF, this instrument has been executed by the parties hereto in manner and form sufficient to bind them, as of the day and year first above written.

BENEFICIARY:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
A New Jersey Corporation,


By: /s/ William K. Beyer              Attest:
   ------------------------------            -----------------------------
         Vice President                                   Secretary
                                                     -----
        WILLIAM K. BEYER

OWNER:
THE GRAPE GROUP, A California Corporation,


By: /s/ JEFFREY B. O'NEILL            Attest:  /s/ JEFFREY B. O'NEILL
   ------------------------------            -----------------------------
         Vice President                                   Secretary
                                                     -----
         JEFFREY B. O'NEILL                        JEFFREY B. O'NEILL

STATE OF ILLINOIS    )
                     ) ss:
COUNTY OF DUPAGE     )

     I, ____________________________, a Notary Public in and for the State aforesaid, do hereby certify that ______________________________, personally known to me to be a Vice President of the PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as Vice President of said corporation, and caused the corporate seal of said corporation to be affixed thereto, pursuant to authority given by the Board of Directors of said corporation, as his free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

     Given under my hand and official seal this ____ day of _____________, 19___.




---------------------------
    Notary Public

My Commission Expires:______________________

PRUDENTIAL LOAN NO. 7-500-411

                                   CONSENT

     This Consent is attached to and made a part of a First Supplemental Modification and Extension Agreement (the "Agreement") dated May 16, 1995 between THE GRAPE GROUP, a California corporation and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA as Beneficiary.

     The Undersigned, as owner and holder of the following junior lien(s):

          A Deed of Trust securing additional indebtedness against the property not to exceed $452,791.17 covering real estate described on Exhibit "B" of the Agreement, does hereby consent to the execution and recording of the Agreement, and the terms as outlined therein, and the Undersigned agrees that said lien shall remain subordinate to the Deed of Trust of The Prudential Insurance Company of America and the Prudential Deed of Trust, as modified and extended, is and shall continue to be the prior first lien on the property described therein. The undersigned also consent to the possible increase in the indebtedness described in the Agreement.

     Dated:   5-12-95
           ------------

                                              COTTONWOOD VINEYARD

                                              By: /s/ William S. Hagopian
                                                 ------------------------
                                                   WILLIAM S. HAGOPIAN
                                                   GENERAL PARTNER

Loan No 7 500-411

                 SECOND SUPPLEMENTAL MODIFICATION AGREEMENT


     THIS AGREEMENT, made this  7th  day of  August  1997 by and between
                               -----        --------
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation (hereinafter called "Beneficiary"); and THE GRAPE GROUP, (hereinafter called "Owner").


                                 WITNESSETH:

     WHEREAS, Owner is the fee simple owner of the real property legally described on Exhibits "A" attached hereto and by this reference made a part hereof the (the "Trust Premises"); and

     WHEREAS, Beneficiary is the owner and holder of a Promissory Note dated September 30, 1986 (the "Note") in the original principal sum of THREE MILLION THREE HUNDRED FIFTY THOUSAND and NO/100 DOLLARS ($3,350,000.00), which Note is secured by a Deed of Trust of even date therewith (the "Deed of Trust") recorded in the Office of the Recorder of Kern County, California on September 30, 1986 in Book 5921, Page 2252 as document No. 0441578 and pursuant to a Partial Reconveyance dated September 1, 1992 and recorded September 28, 1992, the real property legally described on Exhibit "A" attached hereto was released from the lien of the Deed of Trust. As of the date of this Agreement, the lien of the Deed of Trust covers and encumbers the Premises described on Exhibit "B"; and

     WHEREAS, the terms of the Note and Deed of Trust have previously been changed, altered, modified and extended pursuant to a Modification and Extension Agreement entered into by and between the parties on April 30, 1992 and filed for record in the office of the Recorder of Kern County, California on May 22, 1992 in Book 6677 at Page 1411 as Document No. 784220 and subsequently by a First Supplemental Modification and Extension Agreement dated May 5, 1995 and recorded in Kern County, California on May 16, 1995 as Document No. 0195058173; and

     WHEREAS, Owner has requested that Beneficiary agree to a further change, alteration and modification of the terms of the Note and Deed of Trust and the Beneficiary is willing to accommodate the request of Owner under the terms, provisions and conditions set forth below; and

     WHEREAS, Owner represents to Beneficiary that there is no second Deed of Trust or other subsequent lien now outstanding against the Trust Premises and that the lien of the Deed of Trust is a valid, first and subsisting lien and said Trust Premises.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, and upon the express conditions that the lien of the Deed of Trust held by Beneficiary is a valid, first and subsisting lien on said Trust Premises and that the execution of this Agreement will not impair the lien of the Deed of Trust and that, as represented to Beneficiary by Owner, there is no existing second mortgage or other lien subsequent to the lien of the Deed of Trust held by Beneficiary nor any outstanding contract to purchase, (for breach of which conditions, or either or them, this Agreement shall, at Beneficiary's sole option, not take affect and shall be voidable and/or may be declared void and of no force and affect). IT IS HEREBY AGREED AS FOLLOWS:

     1. Effective as of the date of this Agreement, the annual payment date under the Note shall be changed from December 31st of each year to October 31st of each year. The first payment due from the Owner to Beneficiary under the Note, as revised herein, shall be due and payable on October 31, 1997.

     2. If any term, covenant, restriction or provision of this Agreement is determined to be void, invalid or unenforceable, the remainder of the terms, covenants, restrictions or provisions of this Agreement shall remain in full force and effect, and the provisions of the Note and Deed of Trust amended or modified by such void, invalid or unenforceable part hereof shall be reaffirmed and enforceable to the same extent as if this Agreement had not been executed.

     3. The parties mutually covenant and agree that, except as expressly modified herein, the Note and Deed of Trust shall remain in full force and effect, and all of the remaining terms and provisions of the Note and Deed of Trust are hereby ratified and confirmed.

     4. The parties mutually covenant and agree, except as expressly modified by this Agreement, that:

          (A) Owner hereby covenants, promises and agrees (i) to pay the Note at the times in the manner and in all respects as therein provided; (ii) to perform each and all of the covenants, agreements and obligations in the Deed of Trust to be performed by Trustor therein, at the time, in the manner and in all respects as therein provided; and (iii) to be bound by each and all of the terms and provisions of the Note and Deed of Trust as though the Note and Deed of Trust had originally been made, executed and delivered by Owner, recognizing, however, the payment modification described in this Agreement.

          (B) All of the Trust Premises shall remain in all respects subject to the lien, charge or encumbrance of the Deed of Trust, or conveyance of title (if any) effected thereby, and nothing herein contained, and nothing done pursuant hereto, shall affect or be construed to affect the lien, charge or encumbrance of, or warranty of title in, or conveyance effected by the Deed of Trust, or the priority thereof over other liens, charges, encumbrances or conveyances, or, except as expressly provided herein, to release or affect the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Note and/or Deed of Trust; nor shall anything herein contained or done in pursuance hereof affect to be construed to affect any other security or instrument, if any, held by Beneficiary as security for or evidence of the aforesaid indebtedness.

     IN WITNESS WHEREOF, this instrument has been executed by the parties hereto in manner and form sufficient to bind them, as of the day and year first above written.


BENEFICIARY:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
A New Jersey Corporation,



By:         [ILLEGIBLE]
   -------------------------------
           Vice President



OWNER:

The Grape Group, A California Corporation,


By:
   -------------------------------
           Vice President


                                        2